UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 26, 2022

DOCGO INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39618	85-2515483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 West 35th Street, Floor 6, New York, New York	10001
(Address of principal executive offices)	(Zip Code)

(844) 443-6246

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	DCGO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in a Current Report on Form 8-K filed on November 7, 2022, on November 6, 2022, Stan Vashovsky notified the Board of Directors (the “Board”) of DocGo Inc. (the “Company”) that he intends to retire from the Company and step down as the Company’s Chief Executive Officer, director and Chairman of the Board, effective as of December 31, 2022 (the “Effective Time”). In connection with Mr. Vashovsky’s retirement, the Board appointed Anthony Capone, the Company’s current President, to succeed Mr. Vashovsky as the Chief Executive Officer of the Company, effective upon the Effective Time. In addition, the Board also appointed Ira Smedra, an independent Class I director of the Board, to succeed Mr. Vashovsky as Chairman of the Board, effective upon the Effective Time. At the time, Mr. Vashovsky agreed to continue consulting with the Company through 2023.

On December 29, 2022 the Company announced that, while Mr. Vashovsky will retire as the Chief Executive Officer of the Company, as previously disclosed, he will continue serving as a non-executive Chairman of the Board given the strong growth outlook for the Company. As previously disclosed, current President Anthony Capone will assume the role of the Company’s Chief Executive Officer beginning on January 1, 2023, and Mr. Smedra will continue serving as a director on the Board. In connection with his service as non-executive Chairman of the Board, Mr. Vashovsky will be eligible to receive the following compensation: (i) quarterly equity awards, each having a grant date fair value of approximately $79,500, and (ii) Company-paid continued COBRA coverage until the earlier of the expiration of his eligibility under COBRA or his ceasing to serve as non-executive Chairman of the Board.

A copy of the press release announcing Mr. Vashovsky’s continued chairmanship of the Board is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release of DocGo Inc. dated December 29, 2022
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOCGO INC.

By:	/s/ Andre Oberholzer
	Name:	Andre Oberholzer
	Title:	Chief Financial Officer

Date: December 29, 2022

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